EXHIBIT 99.1

HUNKER OPTION AGREEMENT

THIS AGREEMENT made as of February 25, 2010

BETWEEN:

SHAWN RYAN, a businessperson having an address at Box 213, Dawson City, Yukon Territory, Y0B 1G0 (Fax: 867-993-5201)

("Ryan")

AND:

DAULTON CAPITAL CORP., a corporation incorporated under the laws of Nevada and having its head office at 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169, USA

(the "Optionee")

WHEREAS:

A.
Ryan is the recorded and beneficial owner of 100% of those mining claims situated in the Dawson Mining District, Yukon Territory, more particularly described in Schedule “A” attached hereto, which are generally known and described as the “Hunker Property” (collectively, the “Property”); and

B.	The Optionee desires to obtain an option from Ryan, and Ryan has agreed to grant to the Optionee an option to acquire an undivided 100% right, title and interest in and to the Property.

NOW THEREFORE in consideration of the premises and mutual covenants and agreements herein contained, the parties agree as follows:

SECTION 1 - INTERPRETATION

1.1   Definitions. In this Agreement:

(a)	“Advance Royalty” has the meaning set forth in Section 12.

(b)	“Area of Interest” has the meaning set forth in Section 7;

(c)
“Commercial Production” means, and is deemed to have been achieved, when the concentrator processing ores, for other than testing purposes, has operated for a period of 30 consecutive production days at an average rate of not less than 60% of design capacity or, if a concentrator is not erected on the Property, when ores have been produced for a period of 30 consecutive production days at the rate of not less than 60% of the mining rate specified in a feasibility study recommending placing the Property in Commercial Production;

(d)	“Exchange” means the OTC Bulletin Exchange;

(e)
“Expenditures” means all costs and expenses actually incurred by a party on or with respect to the Property, including, without limitation, monies expended in doing geophysical, geochemical and geological surveys, drilling, drifting and other surface and underground work, assaying and metallurgical testing and engineering; in preparing engineering or technical reports; in acquiring facilities for the Property and equipping the Property for and commencing Commercial Production, including, without limitation, all taxes, management, legal and land fees associated to the management of the Property, net smelter returns royalty and/or net profits interest payments or pre-payments as the case may be; in paying the fees, wages, salaries, travelling expenses, and fringe benefits (whether or not required by law) of all persons engaged in work with respect to and for the benefit of the Property; in paying for the food, lodging and other reasonable needs of such persons and including all costs at prevailing charge out rates for any personnel who from time to time are engaged directly in work on the Property, such rates to be in accordance with industry standards;

(f)	"Lien” means any lien, security interest, mortgage, charge, encumbrance, or other claim of a third party, whether registered or unregistered, and whether arising by agreement, statute or otherwise;

(g)
“Net Smelter Returns" means actual proceeds received by the Optionee from any mint, smelter, refinery or other purchaser from the sale of minerals, concentrates, metals (including bullion) or products from the Property and sold, after deducting from such proceeds the following charges levied by third parties to the extent that they are not deducted by a smelter, a milling facility or other purchaser in computing payment:

	(i)	reasonable cost of transportation and handling of the minerals, concentrates, metals (including bullion) or products from the Property to such smelter, milling facility or other purchaser;

	(ii)	any smelting, milling and refining charges, including penalties; and

	(iii)	marketing and insurance on such minerals, concentrates, metals (including bullion) or products from the Property;

(h)	“Operator” means the party responsible for carrying out, or causing to be carried out, all work in respect of the Property during the currency of the Option; and

(i)	“Option” means the option granted to the Optionee by Ryan in accordance with Section 3.1.

SECTION 2 - REPRESENTATIONS AND WARRANTIES

2.1	Ryan hereby represents and warrants to the Optionee that:

(i)
he is of the age of majority and has full power, authority and capacity to enter into this Agreement and to carry out his obligations under this Agreement and is qualified to carry on business in the Yukon Territory;

(ii)
the claims comprising the Property were properly recorded and filed with appropriate governmental agencies; (ii) all assessment work required to hold the claims comprising the Property has been performed and all governmental fees have been paid and all filings required to maintain the claims comprising the Property in good standing have been properly and timely recorded or filed with appropriate governmental agencies; (iii) he has no knowledge of conflicting mining claims;

	(iii)	the Property is properly and accurately described in Schedule "A" hereto;

	(iv)	Ryan is the owner of a 100% registered and beneficial interest in the Property and the Property is free and clear of all Liens and third party interests;

(v)
there has been no known spill, discharge, deposit, leak, emission or other release of any contaminant, pollutant, dangerous or toxic substance, or hazardous waste on, into, under or affecting the Property and no such contaminant, pollutant, dangerous or toxic substance, or hazardous waste is stored in any type of container on, in or under the Property, except as necessary to carry on exploration on the Property; and

	(vi)	there are no pending or threatened actions, suits, claims or proceedings regarding the Property.

2.2	The Optionee hereby represents and warrants that:

	(a)	it is a corporation duly incorporated and organised and validly existing under the Business Corporations Act (Nevada);

(b)
it has full corporate power, authority and capacity to enter into this Agreement and to carry out its obligations under this Agreement and is qualified to carry on business in its jurisdiction of incorporation;

	(c)	it has been duly authorized to enter into, and to carry out its obligations under, this Agreement and no obligation of it in this Agreement conflicts with or will result in the breach of any term in:

(i) its notice of articles or articles; or

(ii) any other agreement to which it is a party.

2.3    Each party's representations and warranties set out above will be relied on by the other party in entering into the Agreement and shall survive the execution and delivery of the Agreement. Each Party shall indemnify and hold harmless the other party for any loss, cost, expense, claim or damage, including legal fees and disbursements, suffered or incurred by the other party at any time as a result of any misrepresentation or breach of warranty arising under the Agreement.

SECTION 3 - OPTION

3.1    Ryan hereby grants to the Optionee the sole and exclusive right Option to acquire an undivided 100% right, title and interest in and to the Property on the terms set out herein.

3.2   In order to maintain the Option in good standing, the Optionee must:

(a)	pay to Ryan a total of $400,000:

	(i)	$25,000 no later than April 1st, 2010;

	(ii)	$75,000 on or before Feb.15th, 2011;

	(iii)	$100,000 on or before Feb.15th, 2012;

	(iv)	$100,000 on or before Feb.15th, 2013; and

	(v)	$100,000 on or before Feb.15th, 2014;

(b)	incur a total of $1,730,000 in Expenditures:

	(i)	in the amount of $30,000 on or before April 1st, 2010;

	(ii)	in the additional amount of $150,000 on or before Feb.15th, 2011;

	(iii)	in additional amount of $300,000 on or before Feb.15th, 2012;

	(iv)	in the additional amount of $500,000 on or before Feb.15th, 2013; and

	(v)	in the additional amount of $750,000 on or before Feb.15th, 2014;

(c)	issue and deliver to Ryan:

	(i)	500,000 common shares of the Optionee on or before April 1st, 2010;

	(ii)	an additional 500,000 common shares of the Optionee on or before April 15th, 2010;

	(iii)	a bonus of 500,000 common shares if exploration costs exceed $3,000,000 Canadian dollars. The shares must be issued within 30 days of this expenditure total being reached.

3.3    All of the payment, Expenditure or share obligations herein may be accelerated at the Optionee's option.  This Agreement, and in particular, the payment, Expenditure and share obligations herein are subject to acceptance by the Exchange.

3.4    The Optionee will have the right to terminate this Agreement at any time up to the date of exercise of the Option by giving notice in writing of such termination to Ryan, and in the event of such termination, this Agreement will, except for the provisions of Sections 2.3, 5.2 and 6, be of no further force and effect save and except for any obligations of the Optionee incurred prior to the effective date of termination.

3.5    Once the Optionee has made the payments, incurred the Expenditures and issued and delivered the shares under Section 3.2 on the terms set out herein, the Optionee will be deemed to have exercised the Option and to have acquired an undivided 100% right, title and interest in and to the Property pursuant to this Agreement.

3.6    Ryan hereby acknowledges that the Optionee’s ability to issue securities is subject to the rules and policies of the stock exchange on which the common shares of the Optionee are listed and the securities issuable to Ryan hereunder will be subject to resale restrictions imposed by applicable securities laws and the rules of any stock exchange on which the common shares of the Optionee are listed, which rules require that a restrictive legend be placed on all certificates delivered to Ryan under this Agreement and Ryan covenants and agrees with the Optionee to abide by all such resale restrictions.

3.7    Expenditures incurred by any date in excess of the amount of Expenditures required to be incurred by such date shall be carried forward to the succeeding period and qualify as Expenditures for the succeeding period.

3.8    Upon the Optionee completing all payments, incurring all Expenditures, and delivering all shares as required under section 3.2, Ryan will register or cause to be registered transfers of the Property in favour of the Optionee, as may be appropriate or desirable to effect the legal transfer of the Property to the Optionee.

SECTION 4 - COVENANTS OF RYAN

4.1    During the currency of this Agreement, Ryan will:

(a)	not do any other act or thing which would or might in any way adversely affect the rights of the Optionee hereunder;

(b)
make available to the Optionee and its representatives all available relevant technical data, geotechnical reports, maps, digital files and other data with respect to the Property in Ryan’s possession or control, including soil samples, and all records and files relating to the Property and permit the Optionee and its representatives at their own expense to take abstracts therefrom and make copies thereof;

(c)	promptly provide the Optionee with any and all notices and correspondence received by Ryan from government agencies in respect of the Property;

(d)	cooperate fully with the Optionee in obtaining any surface and other rights on or related to the Property as the Optionee deems desirable;

(e)	grant to the Optionee, its employees, agents and independent contractors, the sole and exclusive right and option to:

	(i)	enter upon the Property;

	(ii)	have exclusive and quiet possession thereof;

	(iii)	do such prospecting, exploration, development or other mining work thereon and thereunder as the Optionee in its sole discretion may consider advisable;

	(iv)	bring and erect upon the Property such equipment and facilities as the Optionee may consider advisable; and

	(v)	remove from the Property and dispose of material for the purpose of testing.

SECTION 5 - COVENANTS OF THE OPTIONEE

5.1    During the currency of the Option, the Optionee shall:

(a)
keep the Property free and clear of all Liens arising from its operations hereunder (except liens for taxes not yet due, other inchoate liens or liens contested in good faith by the Optionee) and proceed with all diligence to contest or discharge any Lien that is filed;

(b)
pay or cause to be paid all workers and wage earners employed by it or its contractors on the Property, and pay for all materials, services and supplies purchased or delivered in connection with its activities on or with respect to the Property;

(c)
permit Ryan, or its representatives duly authorized by it in writing, at its own risk and expense, access to the Property at all reasonable times and to all records and reports, if any, prepared by the Optionee in connection with work done on or with respect to the Property, and furnish Ryan within 60 days of the completion of a program on the Property with a report with respect to the work carried out by the Optionee on or with respect to said program and material results obtained;

(d)
conduct all work on or with respect to the Property in a careful and minerlike manner and in compliance with all applicable federal, provincial and local laws, rules, orders and regulations, and indemnify and save Ryan harmless from any and all claims, suits, demands, losses and expenses including, without limitation, with respect to environmental matters, made or brought against it as a result of work done or any act or thing done or omitted to be done by the Optionee on or with respect to the Property;

(e)	file all assessment work within the calendar year the work was completed; and

(f)
provide to Ryan within 60 days of the end of each calendar quarter during which any Expenditures have been incurred comprehensive written reports showing the operations carried out and the results obtained and detailing the Expenditures incurred together with evidence of payment thereof.

5.2    In the event of termination of the Option for any reason other than through the exercise thereof, the Optionee will:

(a)	leave the Property:

	(i)	in good standing and free and clear of all Liens arising from its operations hereunder,

	(ii)	in a safe and orderly condition, and

(iii)
in a condition which is in compliance with all rules and orders of governmental authorities with respect to reclamation and rehabilitation of all disturbances resulting from the Optionee's use and occupancy of the Property;

(b)
deliver to Ryan, within 90 days of a written request therefor, a report on all work carried out by the Optionee on the Property (limited to factual matters only) together with copies of all sample location maps, drillhole assay logs, assay results and other technical data compiled by the Optionee or its representatives with respect to the Property; and

(c)
have the right (and, if requested by Ryan within 90 days of the effective date of termination, the obligation) to remove from the Property within one year of termination of this Agreement all facilities erected, installed or brought upon the Property by or at the instance of Optionee, failing which, the facilities shall become the property of Ryan.

SECTION 6 - CONFIDENTIALITY

6.1    All matters concerning the execution and contents of this Agreement and the Property shall be treated as and kept confidential by the parties and there shall be no public release of any information concerning the Property, except as required by applicable securities laws, the rules of any stock exchange on which a party’s shares are listed or other applicable laws or regulations, without the prior written consent of the other party, such consent not to be unreasonably withheld.  Notwithstanding the foregoing, the parties are entitled to disclose confidential information to prospective investors or lenders, who shall be required to keep all such confidential information confidential.

SECTION 7 - AREA OF INTEREST

7.1    The Property boundaries are defined by the claims in Schedule "A" and as more fully set out in Schedule "B".  In the event either party acquires, directly or indirectly, any interest in any new property which is immediately adjacent to and tied on to the Property, the acquiring party must disclose this acquisition promptly to the other party and the acquiring party's entire property shall form part of the Property and become subject to the terms of this Agreement.

SECTION 8 - TERMINATION

8.1    In addition to any other termination provisions contained in this Agreement, this Agreement and the Option shall terminate if the Optionee should be in default in performing any requirement herein set forth and has failed to take reasonable steps to cure such default within 30 days after the giving of a notice of default by Ryan.

SECTION 9 - ARBITRATION

9.1           If any dispute, controversy or claim arises under or in connection with this Agreement and cannot be settled by negotiation, the dispute shall be finally settled by arbitration in accordance with the provisions of the Arbitration Act (Yukon), subject to the following modifications or additions:

(i)
the arbitration shall be conducted by one arbitrator. Within seven (7) days of written notice to the other party of a dispute, the parties shall attempt to agree upon the person who is to act as the arbitrator. If the parties fail to agree on the arbitrator within this time period, such arbitrator shall be appointed by a Justice of the Yukon Supreme Court;

(ii)	the arbitrator shall have such technical and other qualifications as may be reasonably necessary to enable the arbitrator to properly adjudicate upon the dispute;

(iii)
the arbitrator shall have the power to obtain the assistance, advice or opinion of any expert as the arbitrator may think fit and shall have the discretion to act upon any assistance, advice or opinion so obtained;

(iv)	the arbitrator shall be instructed that time is of the essence in proceeding with his or her determination of the dispute;

(v)
unless otherwise decided by the arbitrator, each party shall be responsible for any costs associated with its legal and other advisors. The costs associated with the arbitrator, including any expert retained by the arbitrator, and any facility in which the arbitration takes place, shall be shared equally by the parties;

(vi)	the arbitration shall take place in Whitehorse, Yukon; and

(vii)	the arbitration decision shall be given in writing and shall be final and binding on the Parties, and shall deal with questions of the costs of the arbitration and all matters related thereto.

SECTION 10 - OPERATOR

10.1    During the term of this Agreement, the Optionee shall be the operator for purposes of developing and executing exploration programs to complete the Expenditures

SECTION 11 - ROYALTY

11.1    Upon the commencement of Commercial Production with respect to the Property, the Optionee (the "Payor") shall pay to Ryan (the "Payee") a Net Smelter Returns royalty (the "Royalty"), being equal to 2.0% of Net Smelter Returns.  The Payor shall be entitled at any time and from time to time to purchase 1/2 of the Royalty (i.e., a Royalty equal to 1.0% of Net Smelter Returns) from the Payee for $2,000,000.

11.2    Instalments of the Royalty payable shall be paid by the Payor to the Payee immediately upon the receipt by the Payor of the payment from the smelter, refinery or other place of treatment of the proceeds of sale of the minerals, ore, concentrates or other product from the Property.

11.3    Within 120 days after the end of each fiscal year, commencing with the year in which commencement of Commercial Production occurs, the accounts of the Payor relating to operations on the Property and the statement of operations, which shall include the statement of calculation of the Royalty for the year last completed, shall be audited by the independent auditors of the Payor at its expense.  The Payee shall have 60 days after receipt of such statements to question the accuracy thereof in writing and, failing such objection, the statements shall be deemed to be correct and unimpeachable thereafter.

11.4    If such audited financial statements disclose any overpayment by the Payor of the Royalty during the fiscal year, the amount of the overpayment shall be deducted from future instalments of Royalty payable.

11.5    If such audited financial statements disclose any underpayment by the Payor of the Royalty during the year, the amount thereof shall be paid to the Payee forthwith after determination thereof.

11.6    The Payor agrees to maintain for each mining operation on the Property, up-to-date and complete records relating to the production and sale of minerals, ore, bullion and other product from the Property, including accounts, records, statements and returns relating to treatment and smelting arrangements of such product.  The Payee shall have the right to have such accounts audited by independent auditors at its own expense once each fiscal year.

SECTION 12 - ROYALTY - ADVANCE PAYMENT

12.1    The Optionee will make annual cash advance payments of $30,000 for the Property (the “Advance Royalty”) to Ryan commencing February 15th, 2015 and continuing each year thereafter until commencement of Commercial Production, deductible against the Royalty.

12.2    The Optionee may elect to pay the Advance Royalty in cash or an equivalent amount of common stock of the company, based on the average closing price for its shares in the 10 trading days prior to the due date for the Advance Royalty.

SECTION 13 - GENERAL

13.1   Assignment. Any assignment of this Agreement or any rights hereunder in the Property shall be effected by delivering notice to that effect to the other party provided the assignee agrees in writing to be bound by the terms of this Agreement.  Neither party shall be entitled to assign this Agreement or any rights hereunder in the Property without the prior written consent of the other party, such consent not to be unreasonably withheld.  For greater certainty, nothing herein shall prevent any party from entering into any corporate reorganization, merger, amalgamation, takeover bid, plan of arrangement, or any other such corporate transaction which has the effect of, directly or indirectly, selling, assigning, transferring, or otherwise disposing of all or a part of the rights under this Agreement to a purchaser.

13.2   Binding. This Agreement inures to the benefit of and binds the parties and their respective successors and permitted assigns.

13.3   Further Assurances. Each party shall from time to time promptly execute and deliver all further documents and take all further action reasonably necessary or desirable to give effect to the terms and intent of this Agreement.

13.4   Amendment. No amendment, supplement or restatement of any term of this Agreement is binding unless it is in writing and signed by both parties.

13.5   Notice. Any notice or other communication required or permitted to be given under this Agreement must be in writing and shall be effectively given if delivered personally or by overnight courier or if sent by fax, addressed in the case of notice to Ryan or the Optionee, as the case may be, to its address set out on the first page of this Agreement. Any notice or other communication so given is deemed conclusively to have been given and received on the day of delivery when so personally delivered, on the day following the sending thereof by overnight courier, and on the same date when faxed (unless the notice is sent after 4:00 p.m. (Vancouver time) or on a day which is not a business day, in which case the fax will be deemed to have been given and received on the next business day after transmission). Either party may change any particulars of its name, address, contact individual or fax number for notice by notice to the other party in the manner set out in this Section 12.6.  Neither party shall prevent, hinder or delay or attempt to prevent, hinder or delay the service on that party of a notice or other communication relating to this Agreement.

13.6   Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall constitute one and the same agreement.

13.7   Severability. If any term of this Agreement is or becomes illegal, invalid or unenforceable, that term shall not affect the legality, validity or enforceability of the remaining terms of this Agreement.

13.8   Schedules. The schedules referenced herein and attached to this Agreement, are incorporated into and form part of this Agreement.

13.9   Time. Time is of the essence of this Agreement.

13.10   Governing Law. This Agreement shall be governed by and shall be construed and interpreted in accordance with the laws of the Yukon Territory and the laws of Canada applicable in the Yukon Territory.

13.11   Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter herein and supersedes all prior arrangements, negotiations, discussions, undertakings, representations, warranties and understandings, whether written or verbal.

The parties hereto intending to be legally bound have executed this Agreement as of the date and year first written above.

Witness:

/s/ SHAWN RYAN SHAWN RYAN	_______________________________ (Signature)

_______________________________ (Print Name)

_______________________________ (Address) _______________________________

DAULTON CAPITAL CORP. – Terry Fields

By:  /s/ Terry Fields
Authorized Signatory

SCHEDULE A - DESCRIPTION OF THE PROPERTY

Grantnumber	Label	Claim type
YC23516	CROWN JEWEL 1	Quartz
YC23517	CROWN JEWEL 2	Quartz
YC23518	CROWN JEWEL 3	Quartz
YC23519	CROWN JEWEL 4	Quartz
YC23520	CROWN JEWEL 5	Quartz
YC23521	CROWN JEWEL 6	Quartz
YC23522	CROWN JEWEL 7	Quartz
YC23523	CROWN JEWEL 8	Quartz
YC23524	CROWN JEWEL 9	Quartz
YC23525	CROWN JEWEL 10	Quartz
YC23526	CROWN JEWEL 11	Quartz
YC23527	CROWN JEWEL 12	Quartz
YC23528	CROWN JEWEL 13	Quartz
YC23529	CROWN JEWEL 14	Quartz
YC23530	CROWN JEWEL 15	Quartz
YC23531	CROWN JEWEL 16	Quartz
YC34425	CROWN JEWEL 17	Quartz
YC34426	CROWN JEWEL 18	Quartz
YC34427	CROWN JEWEL 19	Quartz
YC34428	CROWN JEWEL 20	Quartz
YC34429	CROWN JEWEL 21	Quartz
YC34430	CROWN JEWEL 22	Quartz
YC34431	CROWN JEWEL 23	Quartz
YC34432	CROWN JEWEL 24	Quartz
YC34433	CROWN JEWEL 25	Quartz
YC34434	CROWN JEWEL 26	Quartz
YC34435	CROWN JEWEL 27	Quartz
YC34436	CROWN JEWEL 28	Quartz
YC34437	CROWN JEWEL 29	Quartz
YC34438	CROWN JEWEL 30	Quartz
YC34439	CROWN JEWEL 31	Quartz
YC34440	CROWN JEWEL 32	Quartz
YC34441	CROWN JEWEL 33	Quartz
YC34442	CROWN JEWEL 34	Quartz
YC34643	CROWN JEWEL 35	Quartz
YC34644	CROWN JEWEL 36	Quartz
YC34645	CROWN JEWEL 37	Quartz
YC34646	CROWN JEWEL 38	Quartz
YC34647	CROWN JEWEL 39	Quartz
YC34648	CROWN JEWEL 40	Quartz
YC34649	CROWN JEWEL 41	Quartz
YC34650	CROWN JEWEL 42	Quartz
YC35000	CROWN JEWEL 43	Quartz
YC35001	CROWN JEWEL 44	Quartz
YC35002	CROWN JEWEL 45	Quartz
YC35003	CROWN JEWEL 46	Quartz
YC35004	CROWN JEWEL 47	Quartz
YC35005	CROWN JEWEL 48	Quartz
YC35006	CROWN JEWEL 49	Quartz
YC35007	CROWN JEWEL 50	Quartz
YC35008	CROWN JEWEL 51	Quartz
YC35009	CROWN JEWEL 52	Quartz
YC35010	CROWN JEWEL 53	Quartz
YC35011	CROWN JEWEL 54	Quartz
YC35012	CROWN JEWEL 55	Quartz
YC35013	CROWN JEWEL 56	Quartz
YC35674	CROWN JEWEL 101	Quartz
YC35675	CROWN JEWEL 102	Quartz
YC35676	CROWN JEWEL 103	Quartz
YC35677	CROWN JEWEL 104	Quartz

Grantnumber	Label	Claim type
YC35678	CROWN JEWEL 105	Quartz
YC35679	CROWN JEWEL 106	Quartz
YC35680	CROWN JEWEL 107	Quartz
YC35681	CROWN JEWEL 108	Quartz
YC35682	CROWN JEWEL 109	Quartz
YC35683	CROWN JEWEL 110	Quartz
YC35684	CROWN JEWEL 111	Quartz
YC35685	CROWN JEWEL 112	Quartz
YC35686	CROWN JEWEL 113	Quartz
YC35687	CROWN JEWEL 114	Quartz
YC35688	CROWN JEWEL 115	Quartz
YC35689	CROWN JEWEL 116	Quartz
YC35690	CROWN JEWEL 117	Quartz
YC35691	CROWN JEWEL 118	Quartz
YC35692	CROWN JEWEL 119	Quartz
YC35693	CROWN JEWEL 120	Quartz
YC35694	CROWN JEWEL 121	Quartz
YC35695	CROWN JEWEL 122	Quartz
YC35696	CROWN JEWEL 123	Quartz
YC35697	CROWN JEWEL 124	Quartz
YC35698	CROWN JEWEL 125	Quartz
YC35699	CROWN JEWEL 126	Quartz
YC35700	CROWN JEWEL 127	Quartz
YC35702	CROWN JEWEL 129	Quartz
YC35704	CROWN JEWEL 131	Quartz
YC35710	CROWN JEWEL 151	Quartz
YC35711	CROWN JEWEL 152	Quartz
YC35712	CROWN JEWEL 153	Quartz
YC35713	CROWN JEWEL 154	Quartz
YC35714	CROWN JEWEL 155	Quartz
YC35715	CROWN JEWEL 156	Quartz
YC35716	CROWN JEWEL 157	Quartz
YC35717	CROWN JEWEL 158	Quartz
YC35718	CROWN JEWEL 159	Quartz
YC35719	CROWN JEWEL 160	Quartz
YC35720	CROWN JEWEL 161	Quartz
YC35721	CROWN JEWEL 162	Quartz
YC35722	CROWN JEWEL 163	Quartz
YC35723	CROWN JEWEL 164	Quartz
YC35724	CROWN JEWEL 165	Quartz
YC35725	CROWN JEWEL 166	Quartz
YC35726	CROWN JEWEL 167	Quartz
YC35727	CROWN JEWEL 168	Quartz
YC35728	CROWN JEWEL 169	Quartz
YC35729	CROWN JEWEL 170	Quartz
YC35730	CROWN JEWEL 171	Quartz
YC35731	CROWN JEWEL 172	Quartz
YC35756	CROWN JEWEL 133	Quartz
YC35757	CROWN JEWEL 134	Quartz
YC35758	CROWN JEWEL 135	Quartz
YC35759	CROWN JEWEL 136	Quartz
YC35760	CROWN JEWEL 137	Quartz
YC35761	CROWN JEWEL 138	Quartz
YC35762	CROWN JEWEL 139	Quartz
YC35763	CROWN JEWEL 140	Quartz
YC35764	CROWN JEWEL 145	Quartz
YC35765	CROWN JEWEL 146	Quartz
YC35766	CROWN JEWEL 147	Quartz
YC35767	CROWN JEWEL 148	Quartz
YC35768	CROWN JEWEL 149	Quartz
YC35769	CROWN JEWEL 150	Quartz

SCHEDULE B - MAP AND AREA OF INTEREST

Schedule B

Hunker Project
RyanWood Exploration
Hunker Project
Claim Location Map
Schedule B
Scale: 1:50000
UTM Zone 7 (NAD 83)

Hunker Project Claims Outlined in Red